Morgan Stanley Balanced Growth Fund
                          Item 77(O) 10F-3 Transactions
                        February 1, 2004 - July 31, 2004



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts


                                                                     JP Morgan,
                                                                      Banc of
The Rouse   03/10/     -     $99.69 $400,000  60,000   0.02%   0.09   America
 Company      04                      ,000                      %    Securities
                                                                      LLC, UBS
                                                                     Investment
                                                                       Bank,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                     , Goldman
                                                                      Sachs &
                                                                     Co, Morgan
                                                                      Stanley,
                                                                        PNC
                                                                      Capital
                                                                      Markets
                                                                      Inc, RBC
                                                                      Capital
                                                                      Markets,
                                                                       Scotia
                                                                      Capital
                                                                        and
                                                                      Wachovia
                                                                     Securities




            04/28/  50,000   $23.50           29,700  0.039%   0.22
              04     ,000           $1,175,0                    6%     Morgan
                                       00                             Stanley,
                                       000                              UBS
Accenture                                                            Investment
   Ltd                                                                Bank, JP
                                                                      Morgan,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                      Goldman
                                                                      Sachs &
                                                                        Co,
                                                                      Merrill
                                                                      Lynch &
                                                                        Co,
                                                                     Citigroup,
                                                                     SG Cowen &
                                                                      Co, Banc
                                                                     of America
                                                                     Securities
                                                                        LLC,
                                                                      Wachovia
                                                                     Securities
                                                                       , Bear
                                                                     Stearns &
                                                                      Co Inc,
                                                                     Needham &
                                                                      Company
                                                                     Inc, Legg
                                                                     Mason Wood
                                                                      Walker,
                                                                      ABN AMRO
                                                                     Rothschild
                                                                        LLC,
                                                                     Robert W.
                                                                     Baird & Co
                                                                     and Scotia
                                                                      Capital